Welcome

Investor Day 2019

ICF

Cautionary Statement

Certain statements made by us in this presentation that are not historical facts or that relate to future plans, events, or performances are forward-looking statements within the meaning of the federal securities laws. Our actual results may differ materially from those expressed in any forward-looking statements made by us. All statements made by us in this presentation are qualified in all respects by the information disclosed in our filings with the Securities and Exchange Commission and specifically, the risks described therein under the heading "Risk Factors". We are under no duty to update or revise any forward-looking statements pursuant to actual results or events, and do not intend to do so.

Growth is in our DNA





50



ICF at 50


50 years of impact
For 50 years we have partnered with hundreds of organizations on transformative projects, all while transforming ourselves.
EXPERIENCE OUR HISTORY

ICF Strengths

Revenue and earnings growth across U.S. presidential administrations

Steady margin expansion over time

80% of business with **stable long-term backlog** and **contracts**

Strong cash flow translating into shareholder value creation

Strong performance across U.S. administrations


Bush Administration
Obama Administration
Trump Administration
Revenue ($MM)
1,600
1,400
1,200
1,000
800
600
400
200
-
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019*

Source: 10-K Filings *Midpoint of 2019 guidance affirmed on November 6, 2019

Sustained growth driven by:

- Support for broad array of government missions
- Professional agility
- Innovation

Effective use of leverage

With strong financial market support, ICF has effectively levered up for opportunities and paid down debt


Bank Leverage Ratio
3.00x
2.50x
2.00x
1.50x
1.00x
0.50x
0.00x
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
Debt to Bank EBITDA

Strong value creation since IPO

ICF has delivered above average total shareholder return compared with major indices
as of Nov. 20, 2019



2006 - 2019 CAGR
ICFI
15.8%
NASDAQ
10.7%
S&P 500
6.7%
800
700
600
500
400
300
200
100
-
Sep-06
Sep-07
Sep-08
Sep-09
Sep-10
Sep-11
Sep-12
Sep-13
Sep-14
Sep-15
Sep-16
Sep-17
Sep-18
Sep-19

ICF

ICF: a proven player with significant growth upside

Opportunity to grow

Unique portfolio combining deep domain expertise with IT + engagement capabilities

Demonstrated **agility**

Business Overview

Presented by:

John Wasson, President and Chief Executive Officer

Investor Day 2019

ICF

ICF's growth strategy

Sustaining and growing expertise in core vertical markets

Increasing scale in implementation to win larger contracts

Building out service offerings at the intersections of markets and functional expertise

Increased emphasis on innovation and expanding strategic client relationships

Synergy in markets and capabilities



Advisory + Strategy
Program Management
Technology, Analytics + Engagement
Energy, Environment + Infrastructure 44%
Health + Social Programs 38%
Consumer + Financial 10%
Safety + Security 8%

- Proprietary IP/ loyalty programs
- Workforce of long-time industry experts
- Longstanding client relationships
- Long-term contract vehicles

Revenue percentages are based on Q3 2019 TTM financial performance released on November 6, 2019

ICF culture: a source of competitive advantage

Purpose

To build a more prosperous and resilient world for all.

Values

Interact with Integrity

Bring Your Passion

Embrace Differences

Challenge Assumptions

Work Together

Be Greater Than

Performance since Investor Day 2016

Revenue:
2016-2019*
CAGR
7.9%

GAAP EPS:
2016-2019*
CAGR **16.0%**

Employees:
Number of full- and part-time employees
13.6%

*Midpoint of 2019 guidance affirmed on November 6, 2019

Opportunity overview

Large, growing markets

- Federal services (non-DoD) $70 - 80B per year*
- Federal services (DoD) $90 - 100B per year*
- Commercial energy/ environmental services $7 - 10B per year**
- Commercial marketing services and technology $50B per year**

Attractive margins

- Government margins typically range 7 - 11%
- Commercial specialty consulting margins (i.e., energy) typically low teens
- Commercial marketing services margins typically mid- to high teens

*ICF estimates based on analysis of non-set-aside contract actions from 2018 Federal Procurement Data Systems
** ICF estimates based on third-party analyst reports

Keys to sustained growth

Demonstrated performance in 13 years since IPO

Roughly **50-50 split** between organic and M&A growth

Similar split expected to **continue**

Catalysts for continued organic growth

Federal

- Civilian agency spending
- Public health
- Next gen IT
- Citizen engagement

State + Local

- Disaster management: recovery and mitigation
- Infrastructure spending

Marketing Services

- Personalization/loyalty
- Digital transformation
- Data convergence

Commercial Energy

- Energy efficiency outsourcing in California
- Distributed energy resources
- Resilience planning

M&A focus areas

Government

Next gen IT / digital transformation

Health & Human Services (HHS)

Citizen engagement

Commercial

Energy

- Advisory services
- Grid, asset + customer analytics
- Distributed energy resource management

Digital transformation

Investor Day 2019

Take a deeper dive into **growth catalysts in key markets**

Gain greater understanding of **ICF's unique positioning**

Meet a broader **cross-section of ICF leaders**

Agenda

1. Federal Market
2. Disaster Management
3. ICF Next
4. Commercial Energy
5. Financials
6. Wrap-up
7. Q&A
8. Breakout Sessions

The Federal Market

Presented by:

Mark Lee, Senior Vice President,
Public Sector
Jen Welham, Senior Vice President,
Health and Human Services

Investor Day 2019

ICF

Market opportunity

$632B
2019 federal civilian budget

Mid-single digits
Percentage of growth in 2019 budgets

$77B+
Addressable federal civilian market

+4%
2020 federal civilian topline spending agreement

Strong partnerships with nearly every federal agency

% of ICF revenues by agency*



HHS 16%
DOD 6%
DOS 4%
EPA 2%
HUD 1%
DOT 1%
DOJ 1%
Other Federal 7%
Other Non-federal 62%

*ICF estimates based on analysis of non-set-aside contract actions from 2018 Federal Procurement Data Systems

*Based on Q3 2019 TTM financial performance released on November 6, 2019

Growth drivers

- Increased budgets
- Aging workforce
- Need for IT modernization and enhanced cyber protection
- Rising public health challenges

Differentiators

Deep subject-matter expertise

Health, energy, environment, education, social programs, international development, transportation

Full-suite of capabilities

IT, cybersecurity, analytics, communications, engagement, workforce development, program implementation, training

Diverse agency clients

Work with numerous agencies corresponding to different parts of Federal mission

Innovative approach

Named an "Industry Innovator"

Received highest scores in innovation in government brand survey

Record business development pipeline

Up ~50% over the last three years



$B
ICF federal pipeline, 2016 – YTD 2019*
3.8
3.6
3.4
3.2
3
2.8
2.6
2.4
2.2
2
2016
2017
2018
2019

*Annual average over four quarters; average over 3 quarters for 2019

Technology capabilities

- Data analytics
- IT modernization
- Cybersecurity operations, R&D
- Engagement + design
- Workforce development

Health capabilities

Deep subject matter expertise

- Substance abuse (vaping, opioids)
- Infectious disease (HIV, Malaria)
- Chronic disease (cancer, diabetes)
- Mental health (suicide prevention)

Full suite of services

- Disease surveillance
- Research + evaluation
- Survey design + data collection
- Training + technical assistance
- Translation + dissemination

OIG

Health and Human Services Office of Inspector General

Predictive Analytics to Fight Fraud, Waste and Abuse


HHS-OIG
FEDERAL AGENT

$60 – $90B

Potential prevented/recovered fraudulent Medicare funds

- Leveraging advanced data analytics
- Building tools that enable self-serve data queries
- Incorporating user experience design elements


OIG Analytics Hub
View All Tools
Provider Claims Export
Provider Profile
Beneficiary Claims Export
Trends Tool

BioSense

A platform for actionable public health insights

4,000
hospitals and outpatient centers reporting

60%
of emergency dept visits reported daily

2-4M
messages processed daily



Q&A

Disaster Management

Presented by:

Andrew LaVanway, Senior Vice President, Division Lead

Brandy Bones, Senior Director, Recovery Program Expert

Investor Day 2019

ICF

Market opportunity

HUD CDBG-DR market

Total Funding (1992 – 2019) **$89.7** billion*

Active Funding (Addressable now) **$38.7** billion

Active Grants **137**

Active Grantees **58**

FEMA market

Numbers in $Millions



20000
10000
0
2015
2016
2017
2018
2019
Annual
Supplemental

Fed-funded mitigation market



$2.4B
FEMA
HMGP
$3B
FEMA BRIC
$15.9B
CDBG-MIT

3%-10% of funding is addressable market

*Total funding for the Road Home was $9.022 billion
Source: HUD OCPD – HUDExchange.info

Source: Congressional Research Service

FEMA mitigation estimates are for next 6 years and depend on disaster costs

Key trends creating a more favorable market

Unprecedented need	→	Extreme weather events will continue
Lower peaks + fewer valleys	→	Consistent FEMA funding (>$7 billion/year)
Fragmented competition	→	More emphasis on whole community recovery
Limited talent	→	Ability to find and/or build talent is critical to success

Building on Past Success

Yesterday

- **2006** — Manages $9.022 billion La. Road Home Program
- **2007-2011** — Works with HUD to "write the book on CDBG & CDBG-DR"
- **2013** — Manages billion-dollar recoveries for N.Y., N.J., and Conn. following Superstorm Sandy
- **2017-2019** — Delivers HUD CDBG-DR Problem Solving Clinic for grantees

Today

- **2018** — Awarded 2 FEMA Public Assistance contracts in P.R.
- **2018** — Lead TA provider to U.S.V.I.
- **2018** — Acquire DMS with a sizable portfolio of FEMA work + personnel
- **2018** — Selected for 3 CDBG-DR projects in Tex.
- **2019** — FEMA Public Assistance work expanded

  New FEMA wins in N.C., La., N.Y .
- **2019** — Awarded housing recovery program in P.R.

Tomorrow

- **2019** — FEMA 406 Mitigation work begins in P.R.
- **2019** — Implementing N.C.'s Buyout Program
- **2020** — FEMA Building Resilient Infrastructure & Communities Launches
- **2019-2020** — HUD announces rules for CDBG-MIT funding

  ICF Awarded Mo. MIT Planning

key: FEMA | CDBG-DR | Mitigation

Owning a strong position in HUD CDBG-DR disaster recovery > Expanding CDBG, building a strong position in FEMA disaster response and recovery > Using recovery as opportunity to mitigate and build resiliency

Supporting communities across the full disaster lifecycle and all funding sources


FEMA
Mitigation
Private Funding
State & Local
HUD
Mitigation
Preparedness
Recovery
Response

Putting mitigation into practice

Supporting Columbia, South Carolina after historic flooding

Improving stormwater resilience in the City of Miami Beach

Building a climate-ready Philadelphia

Photo credit: Cassie Bhat

The ICF advantage

ICF has won **nearly a half-billion dollars** in contract awards across the disaster lifecycle since 2018

Our people

Working 3 of the largest disaster recovery programs in U.S. history

20+ year Federal, state and local partnerships

Training to build internal talent and capacity

Work with unwavering passion and integrity

Our approach

Operations span multiple ICF divisions

Offer capabilities across communications, energy, security, workforce development, economic analysis, data modeling and more

Breaking down barriers between recovery and resilience disciplines

Our delivery

+14,000 FEMA PA projects formulated and in progress

~$15 billion CDBG-DR funds managed and delivered to communities

Obligated $1.9B in FEMA funding in the first year, more than any other disaster in U.S. history

Q&A

Coffee Break

ICF next

Presented by:

John Armstrong, President, ICF Next

Kris Tremaine, Managing Partner, ICF Next

ICF's go-to-market brand for integrated digital + engagement services

ICF next


40%
Government
60%
Commercial

$350M+

Annual revenue across a balanced portfolio

Opportunity pipeline is +3X revenue

Capabilities and differentiators

Loyalty

Technology

Analytics

Engagement

Strategy

Combines creativity of an agency with deep domain expertise of a consultancy

Designs solutions that drive real participation with customers, citizens, colleagues

Built specifically to realize the benefits of an integrated model

Consumer

Financial

Government

Health

Travel

Hospitality

Energy

Transportation

THE AMERICAN ADVERTISING AWARDS

PR WEEK AWARDS

THE SABRE AWARDS

ONE SHOW

effie awards

10x Gold and Silver Lions

—

2018 Cannes Lions Festival of Creativity (in one year)

6x PR Agency of the Year

—

PR Week and The Sabre Awards (since 2014)

Multi-time "Leader" in customer loyalty solutions and in digital experience

—

The Forrester Wave™

Marketing Cloud Partner of the Year

—

Adobe

Federal Experience Award

—

The Center for Digital Government

AGENCIES 3.0

THE FUTURE OF AGENCIES

These 12 Agencies Have Masterfully Adapted in an Increasingly Digital Marketplace

Adweek's Agencies 3.0 list showcases new ways to move forward

By Adweek Staff | February 26, 2017

THE SABRE AWARDS

"ICF Next is probably the most prolific producer of breakthrough creative work in the industry ... and it's become clear that, in most cases, the creativity drives compelling business performance for its clients."

– The Holmes Report, naming ICF Next its 2018 Specialist Agency of the Year

Growth drivers

Marketing technology
- Market $50B+
- Personalization at scale

Customer loyalty
- Market $3.5B
- Data convergence

Healthcare
- Market $10B+
- Disruption & transformation

Large federal campaigns
- Market $1.9B
- Citizen engagement

ICF next+

Sources:
1. Published NAICS codes; 2.WARC: 2019 and Beyond (US and UK MarTech Spend); 3. Maximize Market Research: 2019; 4. Private consulting report

Centers for Disease Control and Prevention

Real stories of the opioid epidemic

Supporting CDC in the fight against prescription drug overdose



Prescription opioids can be addictive and dangerous.
It only takes a little to lose a lot.
CDC
cdc.gov/RxAwareness

80%
of intended audience saw a campaign video

27%
Intend to avoid using prescription opioids because of exposure to the campaign

Fortune 100 Healthcare Client

Transforming the health of the community, one person at a time

Delivering strategy, transformation, experience, marketing and engagement initiatives

2M
Enrollees from product launch to becoming a category leader

2X
Increase in leads from paid marketing campaign for open enrollment

10/10
Continuous client satisfaction rating from over 150 projects and campaigns across client's business



Hilton Honors

"...to be the most customer centric loyalty program."

— Mark Weinstein SVP & Global Head of Customer Engagement, Loyalty and Partnerships

Hilton Honors continuous evolution, ensures the best member experience possible



100%
Improvement on annual member tier requalification

75%
Faster checkout process. Members see account activity within hours

30%
Increase in membership growth

Q&A

Commercial Energy

Presented by:

Sergio Ostria, Executive Vice President, Energy and Infrastructure

Phil Mihlmester, Executive Vice President, Energy Division Lead

Shanthi Muthiah, Senior Vice President, Power Markets Expert

Anne Choate, Senior Vice President, Climate and Resiliency

Investor Day 2019

ICF

Market transformation drives market opportunity

From central station power generation



To distributed power, 2-way grid


24°

Capabilities and differentiators



Award-winning customer engagement
Leading edge proprietary technology & analytics
Power + fuel markets
Climate change resilience
Training + development
Customer engagement
Analytics
Energy efficiency implementation
Distributed energy resources
Grid modernization
Delivery of over 160 energy efficiency programs
Deep subject matter expertise

Growth drivers

Energy efficiency

Distributed energy resources (DER)

Utility resilience

Energy efficiency

Market expected to grow from $2B to $3.3B by 2030

- Numerous states have increased EE spending
- EE increasingly viewed as a grid resource
- EE program updates fueled by changes in climate
- California has tripled its EE outsourcing requirement

Sources: ACEEE, LBNL, ICF analysis

Spotlight on California

IOUs are required to outsource 60% of EE programs by 2022 (20% today)

→ ICF's estimated addressable market: $250M+/year

12 RFAs were issued in 2019 and 18 are expected in 2020

→ ICF has responded to most RFAs with excellent success on down-selection to RFP stage

The RFP stage expected to continue into 2020

→ ICF is awaiting selection decisions on numerous proposals

Procurement schedules indicate contract negotiations with winning bidders in 2020

Distributed Energy Resources

Estimated addressable market sizes

$1-2B
EV market by 2030*

$6-8B
NWA market over 10 years for load constrained substations**

$6-12B
Storage market over 20 years***

Utilities challenged to manage growth of DERs including solar, storage, and electric vehicles (EVs)

Initial utility pilot programs focusing on battery storage and EVs

Total DER market could be as large as current energy efficiency market in the next 5-10 years

*EEI, ICF analysis
**EIA, NAS, NYPSC, ICF analysis
***EDF, ICF analysis

DER technology-based pilots


Planning Roadmaps Advise/Plan
Develop roadmap, sequence, priority of future initiatives
0-4 mos.
Design
Plan execution of roadmap elements, develop business case, design pilot
4-18 mos.
Implement Pilots
Develop vendor selection, customer outreach
18-36 mos.
Scale and Implement Programs
Develop and implement utility programs based on pilots including programs, procurements and pricing mechanisms
18-48 mos.
Current ICF contracts

conEdison

Helping customers control energy usage through innovative technologies

Testing smart thermostats, residential solar, battery storage and dynamic rates

Evaluating how adoption and use of these technologies impacts the grid



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Global energy storage market expected to grow to $620B by 2040 *

*Source: EDF

BGE and PHI

Incentivizing the EV market

BGE and PHI's EVsmart Pilots

- Residential EV charger rebates
- Multifamily EV charger rebates
- Public charging stations network

ICF support includes:

- Program implementation
- Marketing and advertising
- Web and IT solutions
- Events and dealership outreach
- Customer care and rebate processing
- EV subject matter expert consultation

"EEI's member companies have invested over $1 billion on customer programs and projects to deploy charging infrastructure and to accelerate electric transportation, and we fully expect that number to rise."


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Multifamily Property Rebate
EVsmart

Resilience to Climate/Weather Risks

More extreme weather events in last decade than prior 2 decades combined

Since 2003, the average annual # of weather-related power outages has doubled

$21B

Resilience spending by electric and gas utilities in 2030 *

80 cities have named Chief
Resilience Officers

Regulatory activity is driving spending (e.g., CA, NY)

$100M

Addressable market for ICF advisory + implementation resilience services to energy asset owners in 2030

*Source: EIA, EEI, Brattle, ICF analysis

conEdison

ICF-led landmark climate vulnerability study

Regulator-driven study provides risk analysis & recommendations for assets and operations

Regulators requiring implementation

- $5.6B (~$90M/yr) required to address rising temperatures alone



Q&A

Financial Strength

Presented by:

James Morgan, Chief Financial Officer

Investor Day 2019

Revenue and profit growth

Revenue ($ Millions)



$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,132
$1,185
$1,229
$1,338
$1,475B - $1.500B
6.2% 5 yr. CAGR
2015
2016
2017
2018
2019 Guidance*

Non-GAAP EPS



$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$2.50
$1.00
$0.50
$0.00
$2.64
$2.87
$3.02
$3.73
$4.10 – $4.25
10.4% 5 yr. CAGR — Non-GAAP
2015
2016
2017**
2018
2019 Guidance*

*Based on 2019 management guidance as of November 6, 2019

**2017 Non-GAAP EPS excludes the one-time benefit of a Deferred Tax Liability (DTL) revaluation for 2017, as a result of the 2017 Tax Reform Act

Solid margin expansion

Adjusted EBITDA to Service Revenue (SR)


14.00%
13.50%
3.00%
12.50%
12.00%
12.7%
13.0%
13.2%
13.3%
13.4%
13.6%
2014
2015
2016
2017
2018
2019*

*Mid-point of Q319 Guidance with estimate of SR

- Growth over last 5 years largely organic
- Catalysts in our markets will drive continued growth

Catalysts for continued profitability improvement

- Improved revenue mix (more higher margin work)
- Real estate / facilities consolidation
- Process improvement
- Larger contracts; driving efficiencies
- Economies of scale lowers ratio of overhead costs

Balance sheet / cash flow metrics

- Strong balance sheet
- History of strong cash flow

Balance sheet ratios (as of 9/30/19)

Current ratio	1.51x
Debt to total capital	0.26x
Leverage ratio (Debt to EBITDA)	1.86x
Bank leverage ratio* (Debt to Bank EBITDA)	1.72x

* Bank EBITDA: EBITDA plus non-cash compensation

Cash flow metrics

FCF as % of net income (1/1/15 – 9/30/19)	98%
DSO (9/30/19)	93.9
DSO excl. Puerto Rico (9/30/19)	76.0
2019 operating cash flow guidance	$80M

Capital allocation priorities (2019) *


Dividends
$10.5M
CAPEX
$27.4M
Debt
repayment
$18.7M
Share
repurchase
$23.4M

Cash use priorities

1. Support continued growth of ICF's business through M&A and capital expenditures
2. Rebuild firepower (debt paydown)
3. Maintain dividend
4. Maintain stable share count

*Expected allocation for 2019 based on achieving operating cash flow guidance

M&A focus areas

Government

Next gen IT / digital transformation

Health & Human Services (HHS)

Citizen engagement

Commercial

Energy

- Advisory services
- Grid, asset + customer analytics
- Distributed energy resource management

Digital transformation

Demonstrated track record

Bank Leverage Ratio


3.00x
2.50x
2.00x
1.50x
1.00x
0.50x
0.00x
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018
Debt to Bank EBITDA

Total Shareholder Return – TSR


800
700
600
500
400
300
200
100
-
9/25/2006 9/25/2007 9/25/2008 9/25/2009 9/25/2010 9/25/2011 9/25/2012 9/25/2013 9/25/2014 9/25/2015 9/25/2016 9/25/2017 9/25/2018 9/25/2019
ICFI
S&P 500
NASDAQ
2006-2019 CAGR
ICFI 15.8%
NASDAQ 10.7%
S&P 500 6.7%

Summary

ICF has a history of **solid financial performance**

Our investor-friendly financial policy supports **ongoing value creation**

Strong balance sheet, reliable cash flow, and attractive financing enables future growth

Significant attention on **identifying appropriate acquisition targets** to support our focus **areas of growth**


Investor
Day
2019
ICF

Key takeaways

Significant runway for organic growth across client set

Continue complementary and accretive acquisitions

Financial resources to support organic and acquisitive growth

Unique culture that drives excellent innovation, execution and collaboration

Q&A

Breakout Sessions